EXHIBIT 99.16
                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

z_eqmc0401_mkt - CF - 1 - #XSSPREAD% TIAA


22 HEP / 28 CPR / 28 CPR
TRIGGERS FAIL
Call (N)
FORWARD LIBOR

Period  Date        #XSSPREAD%
Total

  0   29-Jan-04           0
  1   25-Feb-04     2.57497
  2   25-Mar-04     2.48823
  3   25-Apr-04      2.3821
  4   25-May-04     4.05059
  5   25-Jun-04      4.0052
  6   25-Jul-04     3.98512
  7   25-Aug-04     3.91703
  8   25-Sep-04     3.86533
  9   25-Oct-04     3.83177
 10   25-Nov-04     3.74159
 11   25-Dec-04       3.702
 12   25-Jan-05     3.60124
 13   25-Feb-05     3.52759
 14   25-Mar-05     3.54837
 15   25-Apr-05     3.39365
 16   25-May-05     3.35832
 17   25-Jun-05     3.27212
 18   25-Jul-05     3.24876
 19   25-Aug-05      3.1767
 20   25-Sep-05     3.15019
 21   25-Oct-05     3.14777
 22   25-Nov-05     3.08541
 23   25-Dec-05     3.54562
 24   25-Jan-06     3.50088
 25   25-Feb-06     3.48092
 26   25-Mar-06     3.53293
 27   25-Apr-06     3.41772
 28   25-May-06     3.57712
 29   25-Jun-06     3.60696
 30   25-Jul-06     3.61117
 31   25-Aug-06     3.56813
 32   25-Sep-06     3.55503
 33   25-Oct-06     3.56119
 34   25-Nov-06     3.54118
 35   25-Dec-06     3.63742
 36   25-Jan-07     3.58384
 37   25-Feb-07     3.55803
 38   25-Mar-07     3.61696
 39   25-Apr-07     3.50882
 40   25-May-07     3.54057
 41   25-Jun-07     3.54774
 42   25-Jul-07     3.56522
 43   25-Aug-07     3.53206
 44   25-Sep-07      3.5274
 45   25-Oct-07     3.55097
 46   25-Nov-07     3.53867
 47   25-Dec-07     3.61716

 48   25-Jan-08     3.58606
 49   25-Feb-08      3.5823
 50   25-Mar-08       3.634
 51   25-Apr-08     3.57682
 52   25-May-08     3.61907
 53   25-Jun-08     3.63638
 54   25-Jul-08     3.68073
 55   25-Aug-08     3.67269
 56   25-Sep-08     3.69348
 57   25-Oct-08     3.74174
 58   25-Nov-08     3.74259
 59   25-Dec-08     3.80229
 60   25-Jan-09     3.80355
 61   25-Feb-09     3.82293
 62   25-Mar-09     3.90217
 63   25-Apr-09     3.83764
 64   25-May-09     3.90066
 65   25-Jun-09     3.94861
 66   25-Jul-09     3.99865
 67   25-Aug-09     4.02649
 68   25-Sep-09     4.06989
 69   25-Oct-09      4.1162
 70   25-Nov-09     4.15374
 71   25-Dec-09     4.20816
 72   25-Jan-10     4.23768
 73   25-Feb-10     4.26803
 74   25-Mar-10     4.29922
 75   25-Apr-10     4.33128
 76   25-May-10     4.36924
 77   25-Jun-10     4.41554
 78   25-Jul-10     4.45026
 79   25-Aug-10     4.48593
 80   25-Sep-10     4.52258
 81   25-Oct-10     4.56023
 82   25-Nov-10         4.6
 83   25-Dec-10     4.64295
 84   25-Jan-11     4.68374
 85   25-Feb-11     4.73431
 86   25-Mar-11       4.787
 87   25-Apr-11     4.84107
 88   25-May-11     4.90016
 89   25-Jun-11     4.96877
 90   25-Jul-11     5.02716
 91   25-Aug-11     5.08707
 92   25-Sep-11     5.14856
 93   25-Oct-11     5.21165
 94   25-Nov-11     5.28054
 95   25-Dec-11     5.35919
 96   25-Jan-12     5.42728
 97   25-Feb-12     5.49714
 98   25-Mar-12     5.56881
 99   25-Apr-12     5.64235
100   25-May-12     5.72184
101   25-Jun-12     5.81127